UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2022

Ponce Financial Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-41255	87-1893965
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2244 Westchester Avenue Bronx, NY		10462
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (718) 931-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PDLB	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2022, the Board of Directors (the “Board”) of Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, Inc., (the “Company”) and the Board of Directors of its subsidiary Ponce Bank (the “Bank”), appointed Mr. Luis Gonzalez, Jr., age 39, as Executive Vice President and Chief Operating Officer of the Company and the Bank, effective April 1, 2022. There is no arrangement or understanding between Mr. Gonzalez and any other person pursuant to which Mr. Gonzalez was appointed as an officer, and he is not a family member of any director or executive officer of the Company or the Bank.

Mr. Gonzalez previously held a variety of roles at the Office of the Comptroller of the Currency (“OCC”), most recently as a Team Leader / National Bank Examiner from October 2017 to March 2021, as well as Acting Assistant Deputy Comptroller from May 2020 to August 2020.  Prior to these roles, he was a National Bank Examiner with the OCC from July 2012 to September 2017. Mr. Gonzalez is highly regarded in the banking community for his understanding of the industry and his pragmatism.

Mr. Gonzalez is not a party to any transactions that would be required to be disclosed under Section 404(a) of Regulation S-K.

There is no employment agreement in place between the Company and Mr. Gonzalez. As an executive officer, Mr. Gonzalez will be eligible to receive restricted stock or option grants pursuant to the Company’s 2018 Long-Term Incentive Plan from time to time as determined by the Board.

Item 8.01Other Events.

On April 1, 2022, the Company issued a press release announcing the appointment of Mr. Gonzalez.

A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated April 1, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ponce Financial Group, Inc.

Date: April 1, 2022	By:	/s/ Carlos P. Naudon
Carlos P. Naudon
President and Chief Executive Officer